Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2010

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 3787

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   90
	    Class C	      $  670
	    Class Y	      $ 2179


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.29

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.09
    	    Class C	      $ 0.12
	    Class Y	      $ 0.36


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             13151

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            	 1013
	    Class C              5714
	    Class Y		 7904


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 22.57

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 19.34
	    Class C           $ 20.34
	    Class Y           $ 23.22


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 2626

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  271
	    Class C	      $  710
	    Class Y	      $   99

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.15

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.10
    	    Class C	      $ 0.10
	    Class Y	      $ 0.16

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            19963

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        2504
	    Class C             6154
	    Class Y		 604


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.62

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.60
	    Class C           $ 5.62
	    Class Y           $ 5.66


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $   73

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    5
	    Class C	      $    4
            Class Y           $   - (1)

		(1) less than $500

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $  0.0002


	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $  0.0002
    	    Class C	      $  0.0002
            Class Y           $  0.0002



74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	       289025

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             17667
	    Class C             11868
            Class Y              2127

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
            Class Y           $ 1.00


Series 4

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  3476

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   -
	    Class C	      $   -
	    Class Y	      $  168


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.23

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $   -
    	    Class C	      $   -
	    Class Y	      $ 0.26


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             15362

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  407
	    Class C              2529
	    Class Y		  646


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 31.76

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 27.27
	    Class C           $ 28.05
	    Class Y           $ 32.48


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 4499

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  125
	    Class C	      $  641
	    Class Y	      $  529


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.40

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.17
    	    Class C	      $ 0.20
	    Class Y	      $ 0.46


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             11299

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         679
	    Class C             3028
	    Class Y		1095

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 28.08

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 27.78
	    Class C           $ 28.22
	    Class Y           $ 28.21


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 3982

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   35
	    Class C	      $  249
	    Class Y	      $  341


73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.36

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.12
    	    Class C	      $ 0.18
	    Class Y	      $ 0.44


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            10538

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              245
	    Class C             1284
	    Class Y		 781

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 23.38

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 23.08
	    Class C           $ 23.38
	    Class Y           $ 23.69